                                                                     EXHIBIT 4.9

                       [FORM OF FACE OF EXCHANGE SECURITY]


                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No.:                                                          CUSIP No.:
                                                              ISIN No.:

                   12-1/4% Senior Subordinated Notes Due 2010

                  Flowserve Corporation, a New York corporation, promises to pay to Cede & Co, or registered assigns, the principal amount set forth on Schedule A hereto on August 15, 2010.

                  Interest Payment Dates: February 15 and August 15.

                  Record Dates: February 1 and August 1.


                  Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                                        FLOWSERVE CORPORATION,

                                           By:
                                              ----------------------------------
                                              Name: Renee Hornbaker
                                              Title: Vice President and
                                                     Chief Financial Officer

                                        FLOWSERVE FINANCE B.V.,

                                           By:
                                              ----------------------------------
                                              Name: John M. Nanos
                                              Title: Managing Director

                                        FLOWSERVE RED CORPORATION,
                                        FLOWSERVE FSD CORPORATION,
                                        FLOWSERVE FCD CORPORATION,
                                        FLOWSERVE INTERNATIONAL, INC.,
                                        FLOWSERVE MANAGEMENT COMPANY
                                        (DE BUSINESS TRUST),
                                        BW/IP-NEW MEXICO, INC.,
                                        FLOWSERVE INTERNATIONAL, LLC,
                                        DURAMETALLIC AUSTRALIA HOLDING COMPANY,
                                        FLOWSERVE INTERNATIONAL LIMITED,
                                        INNOVATIVE VALVE TECHNOLOGIES, INC.,
                                        PLANT MAINTENANCE, INC.,
                                        VARCO VALVE, INC.,
                                        COLONIAL EQUIPMENT & SERVICE CO., INC.,
                                        CECORP, INC.,
                                        DIVT ACQUISITION-DELAWARE, LLC,
                                        DIVT SUBSIDIARY, LLC,
                                        SOUTHERN VALVE SERVICE, INC.,
                                        L.T. KOPPL INDUSTRIES, INC.,
                                        KOPPL COMPANY,
                                        KOPPL INDUSTRIAL SYSTEMS, INC.,
                                        HARLEY INDUSTRIES, INC.,
                                        KOPPL COMPANY OF ARIZONA,
                                        SEELEY & JONES, INCORPORATED,
                                        GSV, INC.,
                                        IPSCO-FLORIDA, INC.,
                                        INTERNATIONAL PIPING SERVICES COMPANY,
                                        CYPRESS INDUSTRIES, INC.,
                                        DALCO, LLC,
                                        PLANT SPECIALTIES, INC.,
                                        ENERGY MAINTENANCE, INC.,
                                        PREVENTIVE MAINTENANCE, INC.,
                                        PRODUCTION MACHINE INCORPORATED,

                                        ICE LIQUIDATING, INC.,
                                        VALVE REPAIR OF SOUTH CAROLINA, INC.,
                                        THE SAFE SEAL COMPANY, INC.,
                                        FLICKINGER-BENICIA INC.,
                                        PUGET INVESTMENTS, INC.,
                                        STEAM SUPPLY & RUBBER CO., INC.,
                                        FLICKINGER COMPANY,
                                        BOYDEN, INC.,
                                        VALVE ACTUATION & REPAIR CO.,
                                        INGERSOLL-DRESSER PUMP COMPANY,
                                        IDP ALTERNATE ENERGY COMPANY,
                                        ENERGY HYDRO, INC.
                                        PUMP INVESTMENTS, INC.
                                        FLOWSERVE HOLDINGS, INC.
                                        IPSCO HOLDING, INC.

                                           By:
                                              ----------------------------------
                                              Name: John M. Nanos
                                              Title:

TRUSTEE'S CERTIFICATE OF
         AUTHENTICATION

THE BANK OF NEW YORK,
   as Trustee, certifies
             that this is one of
             the Securities referred
             to in the Indenture.

by

   ------------------------------
   Authorized Signatory

                   [FORM OF REVERSE SIDE OF EXCHANGE SECURITY]


                   12-1/4% Senior Subordinated Notes Due 2010

1. Interest

         Flowserve Corporation, a New York corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security at a rate of 0.50% per annum (increasing by an additional 0.50% per annum after each consecutive 90-day period that occurs after the date on which such Registration Default occurs up to a maximum additional interest rate of 2.00%) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Company will pay interest semiannually on February 15 and August 15 of each year, commencing February 15, 2001. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 8, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal at 1% per annum in excess of the above rate and will pay interest on overdue installments of interest at such higher rate to the extent lawful.

2. Method of Payment

         The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the February 1 or August 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by

The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

         Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

         The Company issued the Securities under an Indenture dated as of August 8, 2000 ("Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

         The Securities are general unsecured obligations of the Company. The Company shall be entitled, subject to its compliance with Section 4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company and its subsidiaries to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments;

issue or sell capital stock of subsidiaries; engage in transactions with affiliates; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries. These covenants are subject to important exceptions and qualifications.

5. Optional Redemption

                  Except as set forth below, the Company shall not be entitled to redeem the Securities at its option prior to August 15, 2005.

                  On and after August 15, 2005, the Company shall be entitled at its option to redeem all or a portion of the Securities upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

                  Period                             Redemption
                  ------                               Price
                                                     ----------
                  2005                               106.125%
                  2006                               104.083
                  2007                               102.042
                  2008 and thereafter                100.000%

                  In addition, prior to August 15, 2003, the Company shall be entitled at its option on one or more occasions to redeem Securities (which includes Additional Securities, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) originally issued at a redemption price (expressed as a percentage of principal amount) of 112.25%, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Public Equity Offerings; provided, however, that (1) at least 65% of such aggregate principal amount of Securities (which includes Additional Securities, if any) remains outstanding immediately after the occurrence of each such redemption (other than Securities held, directly or indirectly, by the Company or its Affiliates); and (2) each such redemption occurs within 60 days after the closing date of the related Public Equity Offering.

6. Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7. Put Provisions

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8. Subordination

                  The Securities are subordinated to Senior Indebtedness of the Company, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9. Subsidiary Guaranties

                  The payment by the Company of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior subordinated basis by each of the Subsidiary Guarantors.

10. Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

11. Persons Deemed Owners

                  The registered Holder of this Security may be treated as the owner of it for all purposes.

12. Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance

                  Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14. Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any default or noncompliance with any provi-sion may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Subsidiary Guarantors and the Trustee shall be entitled to amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities, including Subsidiary Guaranties, or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company or the Subsidiary Guarantors, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make certain changes in the subordination provisions, or to make any change that does not adversely affect the rights of any Securityholder.

15. Defaults and Remedies

                  Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon acceleration or otherwise, or failure by the Company to redeem or purchase Securities when required; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company, the Significant Subsidiaries or the Subsidiary Guarantors if the amount accelerated (or so unpaid) exceeds $10 million; (v) certain events of bankruptcy or insolvency with respect to the Company, the Subsidiary Guarantors or the Significant Subsidiaries; (vi) certain judgments or decrees for the payment of money in excess of $10 million and (vii) certain defaults with respect to Subsidiary Guaranties. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The

Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

16. Trustee Dealings with the Company

                  Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17. No Recourse Against Others

                  A director, officer, employee or stockholder, as such, of the Company, and Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18. Authentication

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19. Abbreviations

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Holders' Compliance with Registration Rights Agreement.

                  Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

22. GOVERNING LAW.

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  The Company will furnish to any Securityholder upon written request and without charge to the security holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                  Flowserve Corporation
                  222 West Las Colinas Blvd.
                  Suite 1500
                  Irving, TX 75039
                  Attention:  Renee Hornbaker

--------------------------------------------------------------------------------
                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                          agent to transfer this Security
on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                       Your Signature:
     ---------------------                 -------------------------------------


--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

        (1)        [ ]   to the Company; or

        (2)        [ ]   pursuant to an effective registration statement under
                         the Securities Act of 1933; or

        (3)        [ ]   inside the United States to a "qualified
                         institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        (4)        [ ]   outside the United States in an offshore transaction
                         within the meaning of Regulation S under the Securities
                         Act in compliance with Rule 904 under the Securities
                         Act of 1933; or

        (5)        [ ]   pursuant to the exemption from registration provided by
                         Rule 144 under the Securities Act of 1933.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                            ------------------------
                                            Signature

Signature Guarantee:

----------------------------                ------------------------
Signature must be guaranteed                Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------------------        --------------------------------------
                                          NOTICE: To be executed by
                                                  an executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The original principal amount of this Global Security is _____________. The following increases or decreases in this Global Security have been made:


Date of     Amount of decrease     Amount of increase    Principal amount of    Signature of
Exchange    in Principal  amount   in Principal amount   this Global Security   authorized officer
            of this Global         of this Global        following such         of Trustee or
            Security               Security              decrease or increase)  Securities Custodian

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.06, 4.09 or 4.10 of the Indenture, check the box:

                                       [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06, 4.09 or 4.10 of the Indenture, state the amount in principal amount: $

Date:                              Your Signature:
     ------------------------                     ------------------------------
                                                  (Sign exactly as your name
                                                   appears on the other side of
                                                   this Security.)

Signature Guarantee:
                     ---------------------------------------------------
                              (Signature must be guaranteed)


         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       [FORM OF FACE OF EXCHANGE SECURITY]

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE EUROCLEAR CLEARANCE SYSTEM ("EUROCLEAR") OR CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARSTREAM OR EUROCLEAR, AS THE CASE MAY BE (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARSTREAM OR EUROCLEAR, AS THE CASE MAY BE), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CLEARSTREAM OR EUROCLEAR, AS THE CASE MAY BE, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No.:     ISIN No.:
                                                                Common Code No.:

                   12-1/4% Senior Subordinated Notes Due 2010


                  Flowserve Finance B.V., a Netherlands besloten vennootschap with corporate seat in Amsterdam, promises to pay to The Bank of New York Depositary (Nominees) Limited, or registered assigns, the principal amount set forth on Schedule A hereto on August 15, 2010.

                  Interest Payment Dates: February 15 and August 15.

                  Record Dates:  February 1 and August 1.

                  Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                                 FLOWSERVE FINANCE B.V.,

                                       by
                                          --------------------------------
                                       Name: John M. Nanos
                                       Title: Managing Director

                                       by
                                          --------------------------------
                                       Name: M. Kathleen McVay
                                       Title: Managing Director

                                 FLOWSERVE CORPORATION,

                                       by
                                          --------------------------------
                                       Name: Renee J. Hornbaker
                                       Title: Vice President and
                                              Chief Financial Officer

                                 FLOWSERVE RED CORPORATION,
                                 FLOWSERVE FSD CORPORATION,
                                 FLOWSERVE FCD CORPORATION,
                                 FLOWSERVE INTERNATIONAL, INC.,
                                 FLOWSERVE MANAGEMENT COMPANY
                                 (DE BUSINESS TRUST),
                                 BW/IP-NEW MEXICO, INC.,
                                 FLOWSERVE INTERNATIONAL, LLC,

                                 DURAMETALLIC AUSTRALIA HOLDING COMPANY,
                                 FLOWSERV INTERNATIONAL LIMITED,
                                 INNOVATIVE VALVE TECHNOLOGIES, INC.,
                                 PLANT MAINTENANCE, INC.,
                                 VARCO VALVE, INC.,
                                 COLONIAL EQUIPMENT & SERVICE CO., INC.,
                                 CECORP, INC.,
                                 DIVT ACQUISITION-DELAWARE, LLC,
                                 DIVT SUBSIDIARY, LLC,
                                 SOUTHERN VALVE SERVICE, INC.,
                                 L.T. KOPPL INDUSTRIES, INC.,
                                 KOPPL COMPANY,
                                 KOPPL INDUSTRIAL SYSTEMS, INC.,
                                 HARLEY INDUSTRIES, INC.,
                                 KOPPL COMPANY OF ARIZONA,
                                 SEELEY & JONES, INCORPORATED,
                                 GSV, INC.,
                                 IPSCO-FLORIDA, INC.,
                                 INTERNATIONAL PIPING SERVICES COMPANY,
                                 CYPRESS INDUSTRIES, INC.,
                                 DALCO, LLC,
                                 PLANT SPECIALTIES, INC.,
                                 ENERGY MAINTENANCE, INC.,
                                 PREVENTIVE MAINTENANCE, INC.,
                                 PRODUCTION MACHINE INCORPORATED,
                                 ICE LIQUIDATING, INC.,
                                 VALVE REPAIR OF SOUTH CAROLINA, INC.,
                                 THE SAFE SEAL COMPANY, INC.,
                                 FLICKINGER-BENICIA INC.,
                                 PUGET INVESTMENTS, INC.,
                                 STEAM SUPPLY & RUBBER CO., INC.,
                                 FLICKINGER COMPANY,
                                 BOYDEN INC.,
                                 VALVE ACTUATION & REPAIR CO.,
                                 INGERSOLL-DRESSER PUMP COMPANY,
                                 IDP ALTERNATE ENERGY COMPANY,
                                 ENERGY HYDRO, INC.,
                                 PUMP INVESTMENTS, INC.,
                                 FLOWSERVE HOLDINGS, INC.,
                                 IPSCO HOLDING, INC.,

                                       by
                                          ----------------------
                                       Name: John M. Nanos
                                       Title:

TRUSTEE'S CERTIFICATE OF
    AUTHENTICATION

THE BANK OF NEW YORK,
  as Trustee, certifies
            that this is one of
            the Securities referred
            to in the Indenture.

by
  ------------------------------
  Authorized Signatory

                  [FORM OF REVERSE SIDE OF [EXCHANGE SECURITY]


                   12-1/4% Senior Subordinated Notes Due 2010

1. Interest

                  Flowserve Finance B.V., a Netherlands besloten vennootschap with corporate seat in Amsterdam, (such besloten vennootschap, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security at a rate of 0.50% per annum (increasing by an additional 0.50% per annum after each consecutive 90-day period that occurs after the date on which such Registration Default occurs up to a maximum additional interest rate of 2.00%) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Issuer will pay interest semiannually on February 15 and August 15 of each year, commencing February 15, 2001. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 8, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Issuer will pay interest on overdue principal at 1% per annum in excess of the above rate and will pay interest on overdue installments of interest at such higher rate to the extent lawful.

2. Method of Payment

                  The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the February 1 or August 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in Euro or any successor money of the European Union that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depository. The Issuer will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a Euro account maintained by the payee with a bank in a member state of the European Union if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

                  Initially, (a) The Bank of New York, a New York banking corporation (the "Trustee"), will act as Trustee, U.S. Paying Agent and Registrar, and (b) Banque Internationale a Luxembourg will act as Luxembourg Paying Agent. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Issuer or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

                  The Issuer issued the Securities under an Indenture dated as of August 8, 2000 (the "Indenture"), among the Company, the Issuer, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939

(15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

                  The Securities are general unsecured obligations of the Issuer. The Issuer shall be entitled, subject to its compliance with Section
4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments; issue or sell capital stock of subsidiaries; engage in transactions with affiliates; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries. The Indenture also contains covenants that limit the Issuer's ability to engage in business activities and its ability to use the proceeds from the issuance of Securities. These covenants are subject to important exceptions and qualifications.

5. Optional Redemption

                  Except as set forth below, the Issuer shall not be entitled to redeem the Securities at its option prior to August 15, 2005.

                  On and after August 15, 2005, the Issuer shall be entitled at its option to redeem all or a portion of the Securities upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

                                                    Redemption
                  Period                               Price
                  ------                            ----------
                  2005                               106.125%
                  2006                               104.083
                  2007                               102.042
                  2008 and thereafter                100.000%

                  In addition, prior to August 15, 2003, the Issuer shall be entitled at its option on one or more occasions to redeem Securities (which includes Additional Securities, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) originally issued at a redemption price (expressed as a percentage of principal amount) of 112.25%, plus accrued and unpaid interest to the redemption date, with the net cash proceeds contributed to the Issuer from one or more Public Equity Offerings; provided, however, that
(1) at least 65% of such aggregate principal amount of Securities (which includes Additional Securities, if any) remains outstanding immediately after the occurrence of each such redemption (other than Securities held, directly or indirectly, by the Issuer or its Affiliates); and (2) each such redemption occurs within 60 days after the closing date of the related Public Equity Offering.

6. Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than 1,000 principal amount may be redeemed in part but only in whole multiples of 1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7. Put Provisions

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Issuer to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8. Subordination

                  The Securities are subordinated to Senior Indebtedness of the Issuer, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness of the Issuer must be paid before the Securities may be paid. The Issuer agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9. Guaranties

                  The payment by the Issuer of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior subordinated basis by each of the Company and the Subsidiary Guarantors.

10. Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of 1,000 principal amount and whole multiples of 1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

11. Persons Deemed Owners

                  The registered Holder of this Security may be treated as the owner of it for all purposes.

12. Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee for payment.

13. Discharge and Defeasance

                  Subject to certain conditions, the Issuer at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Issuer deposits with the Trustee money, European Government Obligations or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14. Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Issuer, the Subsidiary Guarantors and the Trustee shall be entitled to amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities including Subsidiary Guaranties, or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, the Issuer, the Subsidiary Guarantors, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make certain changes in the subordination provisions or to make any change that does not adversely affect the rights of any Securityholder.

15. Defaults and Remedies

                  Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon acceleration or otherwise, or failure by the Issuer to purchase Securities when required; (iii) failure by the Company or the Issuer, as applicable, to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company, Significant Subsidiaries, Subsidiary Guarantors, or the Issuer, as applicable, if the amount accelerated (or so unpaid) exceeds $10.0 million; (v) certain events of bankruptcy or insolvency with respect to the Company, the Issuer, the Subsidiary Guarantors or the Significant subsidiaries; and (vi) certain judgments or decrees for the payment of money in excess of $10.0 million and (vii) certain defaults with respect to the Company Guaranty or Subsidiary Guaranties. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

16. Trustee Dealings with the Issuer

                  Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

17. No Recourse Against Others

                  A director, officer, employee or stockholder, as such, of the Issuer, the Company, any Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Issuer, the Company or any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18. Authentication

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19. Abbreviations

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. CUSIP, ISIN and Common Code Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. To the extent such numbers have been issued, the Issuer has caused ISIN and Common Code numbers to be similarly printed on the Securities and has similarly instructed the Trustee. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Holders' Compliance with Registration Rights Agreement.

                  Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Issuer to the extent provided therein.

22. Governing Law.

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  THE ISSUER WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE SECURITY HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY IN LARGER TYPE. REQUESTS MAY BE MADE TO:

                  FLOWSERVE FINANCE B.V.
                  PARALLELWEG 6
                  ETTEN-LEUR 4870AA
                  THE NETHERLANDS

                  ATTENTION:  MANAGING DIRECTOR

                  WITH A COPY TO:

                  FLOWSERVE CORPORATION
                  222 WEST LAS COLINAS BLVD.
                  SUITE 1500
                  IRVING, TX 75039

                  ATTENTION:  RENEE HORNBAKER

--------------------------------------------------------------------------------

                                           ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                     agent to transfer this Security on
the books of the Issuer. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                       Your Signature:
     -----------------------                ------------------------------------


--------------------------------------------------------------------------------

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)               to the Issuer; or

         (2) pursuant to an effective registration statement under the Securities Act of 1933; or

         (3) inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4) outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933 in compliance with Rule 904 under the Securities Act of 1933; or

         (5) pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                                     ------------------------
                                                            Signature

Signature Guarantee:

----------------------------                -------------------------
Signature must be guaranteed                Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:
      ----------------------

      --------------------------------
                                         NOTICE: To be executed by
                                                 an executive officer




              TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security outside the United States as a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act and is aware that the sale to it is being made in reliance on Regulation S and acknowledges that a holder of an interest in a temporary Regulation S global security may not (i) receive the payment of any distributions, redemption price or any other payments with respect to the holder's beneficial interest in the temporary global security or
(ii) receive an interest in a permanent Regulation S global security until (A) expiration of the 40th day after the later of the commencement of the offering of the Securities and the closing date and (B) certification that the beneficial owner of the interest in the Security is a non-U.S. person.



Dated:
      ----------------------

      --------------------------------
                                         NOTICE: To be executed by
                                                 an executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The original principal amount of this Global Security is _______________________ . The following increases or decreases in this Global Security have been made:

Date of    Amount of decrease     Amount of increase   Principal amount of    Signature of
Exchange   in Principal  amount   in Principal amount  this Global Security   authorized officer
           of this Global         of this Global       following such         of Trustee or
           Security               Security             decrease or increase)  Securities Custodian

                                                                               1
                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Issuer or the Company pursuant to Section 4.06, 4.09 or 4.10 of the Indenture, check the box:
                                       [ ]

                  If you want to elect to have only part of this Security purchased by the Issuer or the Company pursuant to Section 4.06, 4.09 or 4.10 of the Indenture, state the amount in principal amount: Euro
                                                           --------------


Date:                            Your Signature:
      ------------------------                   -------------------------------
                                                (Sign exactly as your name
                                                appears on the other side of
                                                this Security.)

Signature Guarantee:
                     ------------------------------------------------------
                                    (Signature must be guaranteed)


         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.